SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: June 1, 2004

CYBEX INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

New York	0-4538	11-1731581
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

10 Trotter Drive, Medway, Massachusetts 02053

(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (508) 533-4300

Item 7:	Financial Statements and Exhibits

(c) Exhibits

Exhibit 99.1 – Press release dated May 27, 2004

Exhibit 99.2 – Written materials utilized in corporate-focused presentations

Item 9:	Regulation FD Disclosure

Cybex International, Inc. intends to conduct corporate-focused presentations from June 1, 2004 through June 10, 2004. A copy of written materials to be utilized in such presentations is filed herewith as Exhibit 99.2 and incorporated by reference herein. The press release announcing these presentations is attached as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 1, 2004	CYBEX INTERNATIONAL, INC.

	By:	/s/ John Aglialoro

John Aglialoro, Chairman and Chief Executive Officer